AFTER RECORDING RETURN TO:

Suzanne H. Johnson, Esq.
Jenner & Block, LLC
One IBM Plaza
Chicago, Illinois 60611

PERMANENT INDEX NUMBER:

3216203013
3216203014

PROPERTY ADDRESS:

500 State Street
Chicago Heights, Illinois 60411

 -------------------------------------------------


                        EIGHTH AMENDMENT TO MORTGAGE AND
                         ASSIGNMENT OF RENTS AND LEASES

     THIS EIGHTH AMENDMENT TO MORTGAGE AND ASSIGNMENT OF RENTS AND LEASES (this "Instrument") dated as of January 31, 2003 is between CFC INTERNATIONAL, INC. (the "Mortgagor"), and LASALLE BANK NATIONAL ASSOCIATION (f/k/a LaSalle Northwest National Bank), a national banking association (the "Mortgagee").

                                R E C I T A L S:

     A. The Mortgagor executed a Mortgage (the "Mortgage") dated June 10, 1986 and recorded on June 11, 1986 as Document No. 86236291 in the Office of the Recorder of Deeds of Cook County, Illinois (the "Recorder's Office"), encumbering certain property commonly known as 500 State Street, Chicago Heights, Illinois and as more particularly described in Exhibit A attached hereto (the "Premises").

     B. The Mortgagor executed an Assignment of Rents and Leases (the "Assignment" and, together with the Mortgage, the "Collateral Documents") dated as of June 10, 1986 and recorded on June 11, 1986 as Document No. 86236292 in the Recorder's Office and relating to the Premises.

     C. The Collateral Documents were amended pursuant to:

     (i) First Amendment dated May 4, 1987 and recorded in the Recorder's Office on May 6, 1987 as Document No. 87244769;

     (ii) Second Amendment dated December 16, 1988 and recorded in the Recorder's Office on December 21, 1988 as Document No. 88587863;

     (iii) Third Amendment dated March 31, 1992 and recorded in the Recorder's Office on May 5, 1992 as Document No. 92305060;

     (iv) Fourth Amendment dated June 1, 1996 and recorded in the Recorder's Office on June 21, 1996 as Document No. 96479606;

     (v) Fifth Amendment dated April 1, 1998 and recorded in the Recorder's Office on November 9, 1998 as Document No. 08010241;

     (vi) Sixth Amendment dated November 13, 1998 and recorded in the Recorder's Office on July 20, 2000, 1998 as Document No. 00543598; and

     (vii) Seventh Amendment dated May 17, 2001 and recorded in the Recorder's Office on May 25, 2001 as Document No. 0010448755.

     D. Mortgagee extended to the Mortgagor a term loan (the "Term Loan"), pursuant to that certain Amended and Restated Loan and Security Agreement dated as of April 1, 1998, as amended, the outstanding principal amount of which was $2,349,162 as of January 31, 2003. The Term Loan bears interest as provided in the Loan Agreement (as defined below) and is evidenced by that certain Amended and Restated Term Note dated January 31, 2003 (the "Term Note").

     E. Mortgagor and the Mortgagee then entered into that certain Amended and Restated Loan and Security Agreement dated as of May 17, 2001 (as the same may have been heretofore amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Mortgagee extended to the Mortgagor, among other things, (i) a revolving loan (the "Revolving Loan"), the outstanding principal amount of which is not to exceed $5,500,000, bearing interest as provided in the Loan Agreement and evidenced by that certain Amended and Restated Revolving Note dated as of January 31, 2003 (the "Revolving Note"); and (ii) a second term loan (the "Second Term Loan"), the outstanding principal amount of which was $4,806,574 as of January 31, 2003. The Second Term Loan bears interest as provided in the Loan Agreement and is evidenced by that certain Amended and Restated Second Term Note dated as of the date hereof (the "Second Term Note," together with the Term Note and the Revolving Note, the "Notes").

     F. Mortgagor intends to enter into a First Amendment to the Loan Agreement dated the date hereof (the "First Amendment") pursuant to which Mortgagee will, among other things, (i) extend the maturity of the Revolving Loan, (ii) extend the maturity of the Term Loan and the Second Term Loan, (iii) change the interest rate payable on the Term Loan and the Second Term Loan and (iv) modify certain other terms of the Loan Agreement.

     G. Mortgagee is willing to enter into the First Amendment only upon the condition that the Mortgagor execute and deliver this Instrument in favor of Mortgagee.

     NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the mutual receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee agree as follows:

     1. Recitals.

     The Recitals set forth above are incorporated herein by this reference thereto as if fully set forth herein.

     2. Amendment to Mortgage.

     Effective as of the date hereof, the Mortgage shall be amended as follows:

     "Note". All references in the Collateral Documents to the "Note" or "Notes" shall be deemed to be a reference to the Term Note, the Revolving Note and the Second Term Note as defined herein and any extensions and renewals thereof in whole or in part.

     3. No Further Amendment.

     This Instrument is given solely to amend and modify the Mortgage as set forth herein. No further amendment or modification of the Mortgage is made or intended, and the respective terms and provisions thereof shall, as expressly amended and modified hereby, continue in full force and effect after the date hereof. The warranties, representations, covenants and agreements contained in the Mortgage as herein expressly amended, are hereby ratified, approved and confirmed in every respect. Mortgagor also hereby (i) expressly ratifies and confirms, as of the date of the Mortgage and as of the date hereof, the grant by Mortgagor of the liens, charges, security interests and encumbrances on and in all of the property and interests in property created or intended to be created by the Mortgage, in each case as amended and modified hereby and (ii) represents and warrants that Mortgagor has not created or suffered or permitted to exist any other lien, charge, security interest or encumbrance upon or in any such property or interests in property subsequent to the execution and delivery of the Mortgage, other than as expressly permitted pursuant to the terms and provisions thereof.

     4. No Release.

     The indebtedness, liabilities and other Liabilities secured by the Mortgage are continuing obligations and nothing contained herein shall be deemed to release, terminate or subordinate any lien, charge, security interest, assignment or other encumbrance created or evidenced thereby and all such liens, charges, security interests, assignments and encumbrances and the priority thereof shall relate back to the respective recordation dates for the Mortgage as referenced herein. This Instrument is not intended and shall not be deemed or construed to in any way effect the enforceability or priority of the Mortgage or constitute a novation, termination or replacement of all or any part of the indebtedness, liabilities or other obligations secured thereby.

     5. Successors and Assigns; Agents; Captions.

     The covenants and agreements contained herein shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Mortgagor and Mortgagee. In exercising any rights under the Collateral Documents or taking any actions provided for therein, Mortgagee may act through its employees, agents or independent contractors as authorized by Mortgagee. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

     6. Recordation; Expenses.

     Mortgagor shall cause this Instrument to be recorded in the recording office applicable to the Mortgage and/or such other places as reasonably requested by Mortgagee, and Mortgagor shall pay to Mortgagee all reasonable expenses incurred by Mortgagee in connection with the preparation, execution, filing and recordation of this Instrument, including without limitation, reasonable attorneys' fees.

     7. Counterparts.

     This Instrument may be executed in any number of original counterparts, each of which when so executed shall be deemed to be an original for all purposes, and all counterparts shall together constitute one and the same instrument.

     8. Governing Law; Severability.

     THIS INSTRUMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT THAT THE PROVISIONS OF THE LAWS OF THE JURISDICTION IN WHICH THE LAND IS LOCATED SHALL BE APPLICABLE TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIEN CREATED BY THE MORTGAGE AND THE EXERCISE OF REMEDIES HEREUNDER OR THEREUNDER MANDATORILY GOVERNED BY THE LAWS OF THE STATE IN WHICH THE LAND IS LOCATED. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS INSTRUMENT SHALL NOT AFFECT OR IMPAIR THE VALIDITY, LEGALITY OR ENFORCEABLITY OF THE REMAINDER OF THIS INSTRUMENT, AND TO THIS END, THE PROVISIONS OF THIS INSTRUMENT ARE DECLARED TO BE SEVERABLE.

                  -Remainder of Page Intentionally Left Blank-
                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LASALLE BANK NATIONAL                       CFC INTERNATIONAL, INC.
ASSOCIATION

By:___________________________                By:___________________________
Its:__________________________                Its:__________________________

This Document Prepared by:

Suzanne H. Johnson, Esq.
Jenner & Block, LLC
One IBM Plaza
Chicago, Illinois 60611

STATE OF ILLINOIS          )
                           )       SS
COUNTY OF COOK             )

     I, the undersigned, a Notary Public in and for said County, in the State aforesaid do hereby certify that ___________________ of CFC INTERNATIONAL, INC., who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such __________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this __ day of January, 2003.


                                                  --------------------
                                                     Notary Public

SEAL:

STATE OF ILLINOIS          )
                           )       SS
COUNTY OF COOK             )

     I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that ___________________ of LASALLE BANK NATIONAL ASSOCIATION, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such _____________________, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said Bank, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this __ day of January, 2003.


                                               ------------------------
                                                      Notary Public

SEAL:

                   EXHIBIT A TO SEVENTH AMENDMENT TO MORTGAGE
                               (Legal Description)

THOSE PARTS OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE EAST AND WEST CENTER LINE OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 14, EST OF THE THIRD PRINCIPAL MERIDIAN, 50 FEET WESTWARDLY MEASURED ALONG SAID CENTER LINE FROM THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 16; THENCE CONTINUING WESTWARDLY ALONG SAID EAST AND WEST CENTER LINE, 557.73 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID
SECTION 16, A DISTANCE OF 162.00 FEET; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, 92.00 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 161.00 FEET; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, 48.50 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 230.30 FEET; THENCE EASTWARDLY,
PARALLEL WITH SAID EAST AND WEST CENTER LINE, 417.23 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 553.30 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

        P.I.N. #: 3216-203013

COMMENCING AT A POINT 1N THE EAST AND WEST CENTER LINE OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, 607.73 FEET WESTWARDLY MEASURED ALONG SAID EAST AND WEST CENTER LINE FROM THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 16; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 162.00 FEET; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, 92.00 FEET; THENCE NORTHWARDLY, PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 161.00 FEET TO THE POINT OF BEGINNING OF THE HEREINAFTER DESCRIBED PARCEL OF LAND; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF 48.50 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 230.30 FEET; THENCE WESTWARDLY PARALLEL WITH THE EAST AND WEST CENTER LINE, A DISTANCE OF 48.50 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 230.30 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.

        P.I.N. #:3216203-014